Janus Detroit Street Trust

Janus Henderson Securitized Income ETF

Supplement dated November 6, 2026

to Currently Effective Summary Prospectus, Prospectus and

Statement of Additional Information (“SAI”)

Effective immediately, Janus Henderson Securitized Income ETF (the “Fund”) will change its classification from “non-diversified” to “diversified,” and therefore the Fund will now be required to meet certain diversification requirements under the Investment Company Act of 1940.

Accordingly, effective immediately, the Fund’s Summary Prospectus, Prospectus, and SAI are revised as follows:

1.	All references in the Fund’s Summary Prospectus and Prospectus with regard to the Fund being “non-diversified” are hereby deleted in their entirety.

2.	Under “Classification” in the Classification, Investment Policies and Restrictions, and Investment Strategies and Risks section of the Fund’s SAI, the following replaces the corresponding paragraph in its entirety:

The 1940 Act classifies funds as either diversified or nondiversified. Janus Henderson AAA CLO ETF, Janus Henderson B-BBB CLO ETF, Janus Henderson Corporate Bond ETF, Janus Henderson Mortgage-Backed Securities ETF, Janus Henderson Securitized Income ETF, and Janus Henderson Short Duration Income ETF are classified as diversified. Janus Henderson Asset-Backed Securities ETF, Janus Henderson Emerging Markets Debt Hard Currency ETF, and Janus Henderson Income ETF, are classified as nondiversified.

3.	In addition, the following is added as a new investment restriction under the Janus Henderson Securitized Income ETF Investment Policies and Restrictions section of the Fund’s SAI:

The Fund may not:

(1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Please retain this Supplement with your records.